                                                                   EXHIBIT 10.15

                         REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of May 24, 2001, by and among BAM! Entertainment, Inc., a Delaware corporation (the "Company"), the persons and entities (the "Holders") identified in the Holder Schedule attached hereto as Schedule 1 (the "Holder Schedule").

                                   WITNESSETH:

        WHEREAS, the Company has entered into that certain Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), with certain entities (the "Investors") pursuant to which the Company has agreed to issue and sell to such Investors shares of the Company's Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"); and

        WHEREAS, the Company has agreed to grant certain registration rights with respect to the shares of the Company's Common Stock (the "Primary Shares") issuable upon conversion of the Series C Preferred Stock issued to the Investors pursuant to the Stock Purchase Agreement and upon conversion of the Company's Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock issued and outstanding as of the date of this Agreement (the "Series A Preferred Stock" and the "Series B Preferred Stock" respectively);

        WHEREAS, the Company has issued a warrant to purchase 30,000 shares of Common Stock to Par Capital Management, Inc. (the "Par Warrant") dated December 27, 2000;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

        As used herein, the following terms shall have the following respective meanings:

        1.1 "Commission" shall mean the Securities and Exchange Commission, or any other successor federal agency at the time administering the Securities Act.

        1.2 "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

        1.3 "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        1.4 "Holders" shall mean the persons and entities listed on Schedule 1 and any transferee thereof who holds Registrable Securities, and any other person or entity that shall have executed this Agreement in accordance with
Article 10 hereof and whose name appears on the Holder Schedule attached hereto as Schedule 1.

        1.5 "Initial Public Offering" means the closing of a firm commitment underwritten initial public offering, pursuant to an effective registration statement under the Securities Act, covering the offer and sale by the Company of Common Stock to the public.

        1.6 "Preferred Stock Initiating Holders" shall mean (a) the Holders of Series C and Series B Preferred Stock representing greater than 50% of the shares of the Series C and Series B Registrable Securities underlying such Preferred Stock who comply with the applicable requirements of Article 2 or
Article 4 ("Series B and C Initiating Holders"), or (b) the Holders of Series A Preferred Stock representing greater than 50% of the shares of the Series A Registrable Securities underlying such Preferred Stock who comply with the applicable requirements of Article 2 or Article 4 ("Series A Initiating Holders").

        1.7 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

        1.8 "Registrable Securities" means any and all shares of Common Stock:
(i) issued or issuable upon conversion of the Series C Preferred Stock, the Series B Preferred Stock or the Series A Preferred Stock; (ii) issued or issuable with respect to the Series C Preferred Stock, the Series B Preferred Stock or the Series A Preferred Stock upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or other similar event; (iii) issued or issuable upon exercise of the PAR Warrant; and (iv) otherwise held or acquired by any of the Holders, excluding in all cases, however, Registrable Securities sold by a Holder to the public pursuant to a registered offering or pursuant to Rule 144 promulgated under the Securities Act.

        1.9 "Registration Expenses" shall mean all expenses incurred by the Company in complying with Articles 2, 3 and 4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Company, fees and disbursements of one special legal counsel for the selling Holders, exchange listing fees, NASD fees, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

        1.10 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        1.11 "Selling Expenses" shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Holders.

        1.12 "Series A Preferred Stockholder" shall mean any Holder or Holders of the Company's Series A Convertible Preferred Stock, par value $0.001 per share.

        1.13 "Series A Registrable Securities" means any and all shares of Common Stock: (i) issued or issuable upon conversion of the Series A Preferred Stock; or (ii) issued or issuable with respect to the Series A Preferred Stock upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or other similar event.

        1.14 "Series B Preferred Stockholder" shall mean any Holder or Holders of the Company's Series B Preferred Stock, par value $0.001 per share.

        1.15 "Series B Registrable Securities" means any and all shares of Common Stock: (i) issued or issuable upon conversion of the Series B Preferred Stock; or (ii) issued or issuable with respect to the Series B Preferred Stock upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or other similar event.

        1.16 "Series C Preferred Stockholder" shall mean any Holder or Holders of the Company's Series C Preferred Stock, par value $0.001 per share.

        1.17 "Series C Registrable Securities" means any and all shares of Common Stock: (i) issued or issuable upon conversion of the Series C Preferred Stock; or (ii) issued or issuable with respect to the Series C Preferred Stock upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or other similar event.


                                    ARTICLE 2
                             REQUESTED REGISTRATION

        2.1 Request for Registration. Beginning on the date which is 180 days following the consummation of an Initial Public Offering, Preferred Stock Initiating Holders may, subject to Sections 2.1(b) and 2.2, request registration in accordance with this Article 2. In the event the Company shall receive from the Preferred Stock Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities, the Company will:

                (a) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                (b) use its best efforts to effect such registration, qualification or compliance as soon as practicable (including, without limitation, undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act, and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the

Company within 15 days after the receipt of the written notice from the Company described in Section 2.1(a).

                (c) The Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Preferred Stock Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, further, that the Company shall not be permitted to exercise such deferral right under this Section 2.1(c) or Section 4.1(b) hereof more than twice in any 365-day period.

        2.2 Maximum Number of Demand Registrations. The Company is obligated to effect two (2) demand registrations initiated by the Series B and C Initiating Holders, and one (1) demand registration initiated by the Series A Initiating Holders pursuant to Section 2.

        2.3 Underwriting.

                (a) The distribution of the Registrable Securities covered by the request of the Preferred Initiating Holders shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise agreed by the Preferred Stock Initiating Holders) to the extent provided herein.

                (b) If such distribution is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by the Holders holding a majority of the Registrable Securities covered by such registration and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Article 2, if the managing underwriter advises the Preferred Stock Initiating Holders in writing that market factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude shares requested to be included in such registration. The number of shares of Registrable Securities to be included in the registration and underwriting shall be allocated first amongst (i) the Holders who have requested registration of Registrable Securities plus (ii) those joining the request pursuant to Section 2.1(b) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement and then amongst any Holders exercising their rights under Article 3 hereof with respect thereto in proportion, as nearly as practicable, to the respective amount of Registrable Securities held by such holders at the time of the filing of the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's market limitation shall be included in such registration.

                (c) If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Preferred Stock Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.3.

        2.4 Inclusion of Shares by Company. If the distribution of Registrable Securities is being effected by means of an underwriting and if the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees. The inclusion of such shares shall be on the same terms as the registration of shares held by the Preferred Stock Initiating Holders. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.


                                    ARTICLE 3
                              COMPANY REGISTRATION

        3.1 Notice of Registration to Holders. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, including, without limitation, pursuant to Article 2 or Article 4 hereof, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any successor form), the Company will:

                (a) promptly give to each Holder written notice thereof, and

                (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company described in Section 3.1(a), by any Holder or Holders.

        3.2 Underwriting.

                (a) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). In such event, the right of any Holder to registration pursuant to this
Article 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

                (b) Notwithstanding any other provision of this Article 3, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders of Registrable Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; second, for the account of the Holders participating in such registration, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by all such Holders of Registrable Securities; third, for the account of any other stockholders of the Company not holding Registrable Securities participating in such registration, the number of shares of Common Stock requested to be included in the registration. No Registrable Securities excluded from the underwriting by reason of the underwriters' market limitation shall be included in such registration.

                (c) The Company shall so advise all Holders and the other holders distributing their securities through such underwriting of any such limitation, and the number of shares of Registrable Securities held by Holders that may be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                (d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Article 3 prior to the effectiveness of such registration, whether or not a Holder has elected to include Registrable Securities in such registration.


                                    ARTICLE 4
                            REGISTRATION ON FORM S-3

        4.1 Request for Registration.

                (a) In addition to the rights set forth in Articles 2 and 3 hereof, if Preferred Stock Initiating Holders (as defined for this Article below) request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities having an aggregate offering price of at least $3,000,000 (based on the then current market price) and the Company is a registrant entitled to use Form S-3 (or any successor form to Form S-3) to register such shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any such successor form to Form S-3). For purposes of this Article only, the term "Preferred Stock Initiating Holders" shall mean (a) the Holders of Series C Preferred Stock representing greater than 50% of the shares of the Series C Registrable Securities underlying such Preferred Stock who comply with the applicable requirements of this Article ("Series C Initiating Holders"), (b) the Holders of Series B Preferred Stock representing greater than 50% of the Shares of the Series B Preferred Stock who comply with the applicable requirements of this Article ("Series B Initiating Holders") or (c) the Holders of Series A Preferred Stock representing greater than 50% of the shares of the Series A Registrable Securities underlying such Preferred Stock who comply with the applicable requirements of this Article ("Series A Initiating Holders").

                (b) The Company shall file a registration statement on Form S-3 covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Holders; provided, further, that the Company shall not be permitted to exercise such deferral right under this Section 4.1(b) or Section 2.1(c) hereof more than twice in any 365 day period.

                (c) The Company is obligated to effect one (1) registration initiated by the Series C Initiating Holders, one (1) registration initiated by the Series B Initiating Holders, and one (1) registration initiated by the Series A Initiating Holders during any twelve-month period pursuant to this
Section 4.1.

        4.2 Underwriting.

                (a) The distribution of the Registrable Securities covered by the registration on Form S-3 shall be effected by means of the method of distribution selected by the Holders holding a majority of the Registrable Securities covered by such registration. If such distribution is effected by means of an underwriting, the right of any Holder to registration pursuant to this Article 4 shall be conditioned upon such Holder's participation in such underwriting, if any, and the inclusion of such Holder's Registrable Securities in such underwriting.

                (b) If the distribution of the Registrable Securities pursuant to this Section 4.2 is effected by means of an underwriting, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with a managing underwriter of nationally recognized standing selected for such underwriting by a majority in interest of the Holders requesting registration on Form S-3 and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Article 4, if the managing underwriter advises the Holders in writing that market factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such registration, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

                (c) If the distribution of the Registrable Securities pursuant to this Section 4.2 is effected by means of an underwriting and if any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 4.2.

        4.3 Inclusion of Shares by Company. If the distribution of the Registrable Securities pursuant to this Article 4 is effected by means of an underwriting and if the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by Holders requesting registration on Form S-3 which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of shares held by the Holders requesting such registration. In the event that the underwriters exclude some of the securities to be registered on Form S-3, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities.


                                    ARTICLE 5
                            EXPENSES OF REGISTRATION

        All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Article 2, Article 3 and Article 4 hereof shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered pursuant to Article 2, Article 3 and Article 4 hereof shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of shares so registered.


                                    ARTICLE 6
                             REGISTRATION PROCEDURE

        6.1 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to promptly effect the registration of any of its securities under the Securities Act, the Company will:

                (a) use its best efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

                (b) use its best efforts to diligently prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the Holder or Holders have completed the distribution described in such registration statement and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

                (c) furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

                (d) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                (e) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the approval of such counsel;

                (f) immediately notify each selling holder of Registrable Securities, such selling holder's counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (g) use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

                (h) if requested by the managing underwriter or underwriters (if any), any selling holder, or such selling holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                (i) make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

                (j) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use its best efforts to facilitate the public offering of the securities;

                (k) furnish to each prospective selling holder a signed counterpart, addressed to the prospective selling holder, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                (l) cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock of the Company is then listed or quoted (or if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the selling holders of Registrable Securities and the Company shall determine);

                (m) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 30 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions);

                (n) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement; and

                (o) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.


                                    ARTICLE 7
                                 INDEMNIFICATION

        7.1 The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling any such persons within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein, a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors and partners and each person controlling any such persons, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter and expressly intended for use in such registration statement, prospectus, or any amendment or supplement thereof.

        7.2 Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such

Holder, each of its officers, directors, partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder and expressly intended for use in such registration statement, prospectus, or any amendment or supplement thereof; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the proceeds to such Holder of Registrable Securities sold as contemplated herein.

        7.3 Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall, except with the consent of each Indemnifying Party, consent to any judgement or enter into any settlement with respect to any claim for which it is seeking indemnification hereunder.

        7.4 THE INDEMNIFICATION PROVISIONS PROVIDED FOR IN THIS AGREEMENT HAVE BEEN EXPRESSLY NEGOTIATED IN EVERY DETAIL, ARE INTENDED TO BE GIVEN FULL AND LITERAL EFFECT, AND SHALL BE APPLICABLE WHETHER OR NOT THE LIABILITIES, OBLIGATIONS, CLAIMS, JUDGMENTS, LOSSES, COSTS, EXPENSES OR DAMAGES IN QUESTION ARISE OR AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR

CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF ANY INDEMNIFIED PARTY. THE PARTIES HERETO ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE "EXPRESS NEGLIGENCE RULE" AND CONSTITUTES CONSPICUOUS NOTICE. NOTHING IN THIS CONSPICUOUS NOTICE IS INTENDED TO PROVIDE OR ALTER THE RIGHTS AND OBLIGATIONS OF THE PARTIES, ALL OF WHICH ARE SPECIFIED ELSEWHERE IN THIS AGREEMENT.


                                    ARTICLE 8
                               RULE 144 REPORTING

        With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

        8.1 Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

        8.2 Use commercially reasonable efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

        8.3 So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.


                                    ARTICLE 9
                         TRANSFER OF REGISTRATION RIGHTS

        The rights to cause the Company to register Registrable Securities granted Holders under Articles 2, 3 and 4 hereof may be assigned in connection with any transfer or assignment of at least 50,000 shares of the Holder's Registrable Securities. All transferees and assignees of the rights to cause the Company to register Registrable Securities granted Holders under Articles 2, 3 and 4 hereof, as a condition to the transfer of such rights, shall agree in writing to be bound by the agreements set forth herein.

                                   ARTICLE 10
                       LIMITATIONS ON REGISTRATION RIGHTS
                           GRANTED TO OTHER SECURITIES

        The parties hereto agree that additional holders may, with the consent of the Company, the holders of a majority of the Registrable Securities then outstanding, the holders of a majority of the Series C Preferred Stock then outstanding, the holders of a majority of the Series B Preferred Stock then outstanding and the holders of a majority of the Series A Preferred Stock then outstanding, be added as parties to this Agreement with respect to any or all securities of the Company held by them; provided, however, that from and after the date of this Agreement, the Company shall not without the prior written consent of the holders of a majority of the Registrable Securities then outstanding and the holders of a majority of the Series C Preferred Stock then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of registration rights superior to, or pari passu with, those granted herein. Any additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered Holders for purposes of this Agreement, and shall be added to the Schedule of Registration Rights Holders.


                                   ARTICLE 11
                                 PRIOR AGREEMENT

        The Investor Rights Agreement entered into by the Company and the persons and entities listed therein dated December 28, 2000 is hereby terminated.


                                   ARTICLE 12
                                  MISCELLANEOUS

        12.1 Governing Law. THE LAWS OF THE STATE OF CALIFORNIA SHALL GOVERN THE INTERPRETATION, VALIDITY AND PERFORMANCE OF THE TERMS OF THIS AGREEMENT, REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICTS OF LAW.

        12.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        12.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

        12.4 Termination. In addition, the right of any Holder to request registration or inclusion in any registration shall not be exercisable by a Holder during any period in which after the closing of the Initial Public Offering of Common Stock of the Company, all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may be sold under Rule 144 under the Securities Act within any 90-day period.

        12.5 Notices. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received when delivered in person or by national overnight courier service or by certified or registered mail, return receipt requested, or by telecopier, addressed as follows:

                (a)      if to the Company:

                         BAM! Entertainment, Inc.
                         333 West Santa Clara Avenue
                         Suite 95113
                         San Jose, CA
                         Attention: Ray Musci
                         Facsimile: (408) 298-9600

                         with a copy to:

                         Doty Sundheim and Gilmore
                         Attention: George M. Sundheim, III
                         Facsimile:  (650) 327-0100

                (b) To any Holder: The address reflected in Schedule 1 hereto, as applicable, or such other address or addresses as shall have been furnished in writing by such party to the Company and to the other parties to this Agreement.

        12.6 Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

        12.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        12.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

        12.9 "Market Stand-Off" Agreement. Each Holder agrees, if requested by the Company and underwriter of Common Stock of the Company in connection with the Company's Initial Public Offering, not to sell or otherwise transfer or dispose of any Common Stock of the Company held by such Holder (other than to donees, partners or affiliates of the Holder who agree to be similarly bound) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act without the prior consent of such underwriter; provided, however, that this Section 12.9 shall only apply to the Holders if all executive officers and directors of the Company then holding Common Stock of the Company (or options to acquire Common Stock) and all persons owning more than one percent (1%) of Common Stock of the Company shall also have agreed to enter into similar agreements. Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers or representatives as of the date first written above.


                                    COMPANY:

                                    BAM! ENTERTAINMENT, INC.


                                    By: /s/ RAYMOND C. MUSCI
                                        ----------------------------------------
                                        Raymond C. Musci, President


                                    By: /s/ GEORGE M. SUNDHEIM, III
                                        ----------------------------------------
                                        George M. Sundheim, III, Secretary


                                    PURCHASERS:

                                    PAR CAPITAL MANAGEMENT, INC.


                                    By: /s/ DAVID E. TOBIN
                                        ----------------------------------------
                                        Name:  David E. Tobin
                                        Title: Vice President

                                    MORGAN KEEGAN EARLY STAGE FUND, L.P.

                                    By: MERCHANT BANKERS, INC. as the general
                                        partner of Morgan Keegan Early Stage
                                        Fund, L.P.


                                        By: /s/ Minor Perkins
                                            ------------------------------------
                                            Name:  Minor Perkins
                                            Title: Vice President

                                    /s/ RAYMOND C. MUSCI
                                    ------------------------------------
                                    Raymond C. Musci

                                    /s/ ANTHONY R. WILLIAMS
                                    ------------------------------------
                                    Anthony R. Williams

                                    /s/ ROBERT HOLMES, JR.
                                    ------------------------------------
                                    Robert Holmes, Jr.

                                    /s/ STEPHEN AMBLER
                                    ------------------------------------
                                    Stephen Ambler

                                    /s/ JOSEPH MORICI
                                    ------------------------------------
                                    Joseph Morici

                                    /s/ MARK DYNE
                                    ------------------------------------
                                    Mark Dyne

                                    /s/ KEVIN BERMEISTER
                                    ------------------------------------
                                    Kevin Bermeister


                                    FIMAS, a Partnership

                                    By: /s/ GEORGE M. SUNDHEIM, III
                                       ---------------------------------
                                       Name:  George M. Sundheim, III
                                       Title: General Partner

                                    /s/ ANTHONY NEUMANN
                                    ------------------------------------
                                    Anthony Neumann

                                    /s/ PAMELA COLBURN
                                    ------------------------------------
                                    Pamela Colburn

                                    /s/ TERRY PHILLIPS
                                    ------------------------------------
                                    Terry Phillips

                                    /s/ STEVEN J. MASSARSKY
                                    ------------------------------------
                                    Steven J. Massarsky

                                    /s/ DAVID P. CLARK
                                    ------------------------------------
                                    David P. Clark


                                    K&L 2000 LLC

                                    By: /s/ PAUL W. SWEENEY, JR.
                                       ---------------------------------
                                       Name:  Paul W. Sweeney, Jr.
                                       Title: Admin. Partner -- LA


                                    OTHER PREFERRED HOLDERS:

                                    /s/ ELIE SAMAHA
                                    ------------------------------------
                                    Elie Samaha


                                    FIMAS, L.P.

                                    By: /s/ GEORGE M. SUNDHEIM, III
                                       ---------------------------------
                                       Name:  George M. Sundheim, III
                                       Title: General Partner

                                   Schedule 1


Series A Preferred Stockholders:

                           Name                                        Number of Shares
                           ----                                        ----------------
                  Raymond C. Musci                                             482,625
                  Anthony R. Williams                                          351,000
                  Robert Holmes                                                 87,750
                  Kevin Bermeister                                              10,969
                  Mark Dyne                                                     10,969
                  Elie Samaha                                                   21,938
                  FIMAS, L.P., a Partnership                                    10,969

Series B Preferred Stockholders:

                           Name                                        Number of Shares
                           ----                                        ----------------
                  PAR Capital Management, Inc.                                198, 301
                  Raymond C. Musci                                              28,329
                  Anthony R. Williams                                           28,329
                  Morgan Keegan Early Stage Fund, L.P.                          22,092
                  Robert Holmes                                                 11,332
                  Morgan Keegan Employee Investment Fund, L.P.                   6,237

Series C Preferred Stockholders:

                           Name                                        Number of Shares
                           ----                                        ----------------
                  PAR Capital Management, Inc.                                  88,680
                  Raymond C. Musci                                              13,302
                  Anthony R. Williams                                           13,302
                  Morgan Keegan Early Stage Fund, L.P.                          88,680
                  Robert Holmes                                                  6,651
                  Stephen Ambler                                                 1,109
                  Joseph Morici                                                    887
                  Mark Dyne                                                      4,434
                  Kevin Bermeister                                               4,434
                  K&L 2000 LLC                                                   1,109
                  Pam Colburn                                                    1,109
                  Anthony Neumann                                                1,109
                  Terry Phillips                                                13,302
                  Steve Massarasky                                               2,217
                  David Clark                                                    4,434
                  FIMAS, L.P., a Partnership                                       900



                                       i